Leases	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
LEASES
15.	LEASES

The Group occupies most of its office premises and certain AI and mining datacenters under lease arrangements, which generally have an initial lease term between two to thirty years. Lease contracts are typically made for fixed periods but may have extension options. The Group accounts for lease and non-lease components separately, where the non-lease component is charged to expenses as they incur. Any extension options in these leases have not been included in the lease liabilities unless the Group is reasonably certain to exercise the extension option. In addition, periods after termination options are only included in the lease term if the lease is reasonably certain not to be terminated. The Group does not have an option to purchase these leased assets at the expiration of the lease periods.

The consolidated statements of financial position show the following amounts relating to the right-of-use assets:

	At December 31,
In thousands of USD	2025	2024
Right-of-use assets
- Land and buildings	83,292	69,273
Investment properties
- Leasehold land	4,425	4,442

Addition to the right-of-use assets and investment properties of leasehold land for the years ended December 31, 2025, 2024 and 2023 was approximately US$28.4 million, US$23.5 million and US$5.1 million, respectively.

The Group is obligated to complete site restoration for certain leased properties, including leasehold land of investment properties, as required under the respective lease agreements. The provision for the site restoration is updated annually.

The following table represents the movement of the restoration provision:

In thousands of USD
Restoration provision at January 1, 2023	1,343
Change in provision	-
Exchange adjustments	20
Restoration provision at December 31, 2023	1,363
Change in provision	-
Exchange adjustments	(2)
Restoration provision at December 31, 2024	1,361
Change in provision	778
Unwind of discount	5
Exchange adjustments	80
Restoration provision at December 31, 2025	2,224

The consolidated statements of financial position show the following amounts relating to the lease liabilities:

	At December 31,
In thousands of USD	2025	2024
Lease liabilities mature within 12 months	9,226	5,460
Lease liabilities mature over 12 months	88,980	72,673
Total lease liabilities *	98,206	78,133

*	Lease liabilities in amount of approximately US$3.8 million and US$3.8 million was related to the leasehold land included in the investment properties as of December 31, 2025 and 2024, respectively. See Note 13.

Amounts recognized in profit or loss:

	Years ended December 31,
In thousands of USD	2025	2024	2023
Depreciation expense of right-of-use assets	13,112	8,407	6,624
Interest expense *	3,775	3,473	2,605
Expenses relating to variable payment leases	159	197	224
Expenses relating to short-term leases	455	303	286
(Gain) / Loss on lease termination	(68)	197	-
Total	17,433	12,577	9,739

*	The interest expense includes the amount related to the leasehold land included in the investment properties for the years ended December 31, 2025, 2024 and 2023 of approximately US$0.2 million, US$0.2 million and US$0.2 million, respectively. See Note 13.

The total cash outflow for leases, including the capital element of lease rentals paid and interests paid on leases for the years ended December 31, 2025, 2024 and 2023 was approximately US$12.0 million, US$13.1 million and US$7.8 million, respectively.